UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 12, 2017


                               CEL-SCI CORPORATION
                     -------------------------------------
             (Exact name of Registrant as specified in its charter)

       Colorado                         0-11503                 84-0916344
  --------------------              -----------------         ----------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                     -------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460


                                       N/A
                     -------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

     On June 12, 2017 CEL-SCI'S directors, pursuant to authority granted to them by CEL-SCI'S shareholders, approved a 1-for-25 reverse stock split of CEL-SCI'S common stock. The reverse stock split is projected to be effective on the NYSE MKT on June 15, 2017.

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     The annual meeting of CEL-SCI's shareholders was held on June 12, 2017. At the meeting the following persons were elected as directors for the upcoming year:

                                   Votes
                        ------------------------------           Broker
 Name                       For         Against                Non-Votes

 Geert R. Kersten        46,547,568   7,368,374              94,555,593
 Alexander G. Esterhazy  47,224,897   6,691,000              94,555,593
 Peter R. Young          47,195,125   6,720,817              94,555,593
 Bruno Baillavoine       46,931,989   6,983,953              94,555,593

     At the meeting the following were approved by CEL-SCI's shareholders:

     (2) the adoption of CEL-SCI's 2017 Non-Qualified Stock Option Plan which provides that up to 20,000,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Plan;

     (3) the adoption of CEL-SCI's 2017 Stock Bonus Plan which provides that up to 4,000,000 shares of common stock may be issued to persons granted stock bonuses pursuant to the Plan;

     (4) subject to the determination of CEL-SCI's directors that a reverse split would be in the best interest of CEL-SCI's shareholders, the approval of a reverse split of CEL-SCI's common stock. A condition of the reverse stock split is that the ratio of the reverse split will be determined by CEL-SCI's Board of Directors, provided that, in any case, the reverse split ratio will not be greater than 1 for 25. The Board of Directors may elect not to proceed with a stock split without further action by the shareholders;

     (5) the approval, on a non-binding advisory basis, of the compensation of CEL-SCI's executive officers;

     (6) the approval, on a non-binding advisory basis, of the frequency (three years) of the advisory vote regarding the compensation of CEL-SCI's executive officers; and

     (7) the appointment of BDO USA, LLP as CEL-SCI's independent registered public accounting firm for the fiscal year ending September 30, 2017.

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

     The following is a tabulation of votes cast with respect to proposals 2, 3, 4, 5, and 7:

                                Votes
                 -------------------------------------          Broker
 Proposal           For           Against       Abstain        Non-Votes

   (2)          36,398,069     16,382,187    1,135,686        94,555,593
   (3)          38,248,942     14,841,201      825,799        94,555,593
   (4)          87,458,807     58,959,207    2,053,521            60,292
   (5)          37,767,875     14,101,971    2,046,096        94,555,593
   (7)         134,686,447      7,750,612    6,034,476                --


     The following is a tabulation of votes cast with respect to proposal 6:


                                                                     Broker
          1 Year        2 Years       3 Years       Abstain        Non-Votes

        16,717,934     1,894,221     32,036,566    3,267,221      94,555,593











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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 12, 2017                    CEL-SCI CORPORATION



                                    By: /s/ Patricia B. Prichep
                                        --------------------------------
                                        Patricia B. Prichep
                                        Senior Vice President of Operations


















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